                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  October 13, 2000
                              -------------------

                         ENVIRO-CLEAN OF AMERICA, INC.
                              -------------------
             (Exact Name of Registrant as Specified in Its Charter)


           NEVADA                       0-26433           88-0386415
          --------                     -----------     ------------------
  (State or Other Jurisdiction         (Commission       (IRS Employer
        of Incorporation)              File Number)    Identification No.)

             211 Park Avenue, Hicksville, NY              11801
     --------------------------------------------       ----------
       (Address of Principal Executive Offices)         (Zip Code)


               Registrant's telephone number, including area code
                                 (516) 931-4455
                                 --------------


                                      N/A
                                      ---

         (Former Name or Former Address, if Changed Since Last Report.)

EXPLANATORY NOTE

     This Form 8-K/A amends Item 7 of the current report on Form 8-K filed by Enviro-Clean of America, Inc. (the "Company") on October 13, 2000, to include financial statements that were not available at the time of the filing of the initial report. The financial statements are required as a result of the September 29, 2000, divestiture by the Company of the assets of NISSCO/Sunline, Inc., a former wholly-owned subsidiary of the Company. The financial statements contained herein have been previously disclosed in the Company's quarterly filing on Form 10-QSB for the period ending September 30, 2000, which was filed with the Securities and Exchange Commission on November 14, 2000. Such financial information fully reflects the sale of the assets of NISSCO/Sunline, Inc., therefore further pro forma financial information is not required.


ITEM 7.   FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL STATEMENTS


(a)  Financial Statements of Business Acquired

     None.

(b)  Unaudited Pro Forma Consolidated Financial Statements

     (1) ENVIRO-CLEAN OF AMERICA, INC. & SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 2000 (UNAUDITED) AND DECEMBER 31, 1999 (AUDITED).

     (2) ENVIRO-CLEAN OF AMERICA, INC. & SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000 AND 1999 (UNAUDITED).

     (3)  NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                 ENVIRO-CLEAN OF AMERICA, INC. & SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEET

                                                                                     SEPTEMBER 30,              DECEMBER 31,
                                                                                        2000                      1999
                                                                               -----------------------    ----------------------
                                                                                      (unaudited)                (audited)
                                                             ASSETS
 Current assets
   Cash                                                                                    $ 1,136,948               $ 1,833,478
   Accounts receivable                                                                       1,827,458                 1,547,567
   Inventory                                                                                 1,938,080                 1,683,220
   Marketable securities-available for sale                                                  2,843,750                         -
   Loan receivable-related party                                                                     -                   835,992
   Loans receivable-other                                                                    1,024,696                         -
   Prepaid expenses and other current assets                                                   329,672                    78,160
                                                                                           -----------               -----------
    Total current assets                                                                     9,100,604                 5,978,417
                                                                                           -----------               -----------

 Property, plant & equipment - at cost                                                       1,435,809                 1,602,505
   Less: accumulated depreciation                                                            1,095,437                 1,246,793
                                                                                           -----------               -----------
     Net property, plant & equipment                                                           340,372                   355,712
                                                                                           -----------               -----------

 Goodwill                                                                                    5,228,460                 8,651,571
                                                                                           -----------               -----------

    TOTAL ASSETS                                                                           $14,669,436               $14,985,700
                                                                                           ===========               ===========

                                                              LIABILITIES & STOCKHOLDERS'  EQUITY

 Current Liabilities
    Accounts payable and accrued expenses                                                  $ 1,493,636               $ 1,543,776
    Notes payable-related parties                                                            1,120,707                 1,274,306
    Current maturities of long-term debt                                                        32,249                     8,365
                                                                                           -----------               -----------
    Total current liabilities                                                                2,646,592                 2,826,447
                                                                                           -----------               -----------

 Long-term liabilities
     Notes payable - subordinated                                                            1,441,825                 2,461,055
     Notes payable-related parties                                                             809,218                 1,859,028
     Long-term debt, less current maturities                                                    50,749                     5,645
                                                                                           -----------               -----------
     Total liabilities                                                                       4,948,384                 7,152,175
                                                                                           -----------               -----------

    Redeemable preferred stock-$.001 par value; authorized 5,000,000 shares 70,000 shares of convertible stock designated as Series E stock- $2.50 stated value; issued and outstanding 70,000 shares

                                                                                               175,000                   175,000
                                                                                           -----------               -----------

 Stockholder's equity
    Preferred stock Series A-$.001 par value; stated value $5.00;                                    -                 2,500,000
      authorized, issued and outstanding shares -0- and 500,000
    Preferred stock Series B-$.001 par value; stated value $100.00; authorized                       -                 2,559,000
      80,000 shares; issued and outstanding shares -0- and  25,590
    Preferred stock Series D-$.001 par value; stated value $5.00;                                    -                 1,600,000
      authorized, issued and outstanding shares -0- and 320,000
    Common stock-$.001 par value; authorized 20,000,000 shares; issued                           6,608                     4,451
      6,607,682 and 4,451,000; outstanding 6,107,682 and 4,451,000 shares
    Less: Treasury stock-500,000 shares at cost                                             (1,000,000)
    Additional paid-in capital                                                              10,772,208                 3,772,236
    Accumulated other comprehensive income                                                   1,840,750                         -
    Retained earnings (deficit)                                                             (2,273,514)               (4,852,162)
    Common stock to be issued                                                                  200,000                 2,075,000
                                                                                           -----------               -----------
    Total stockholders' equity                                                               9,546,052                 7,658,525
                                                                                           -----------               -----------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                             $14,669,436               $14,985,700
                                                                                           ===========               ===========

                See Notes to Consolidated Financial Statements

                 ENVIRO-CLEAN OF AMERICA, INC. & SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF OPERATIONS
             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000 AND 1999
                                  (unaudited)

                                                                                 2000                            1999
 Net Sales                                                                     $10,942,966                      $2,330,624

 Cost of sales                                                                   6,517,135                       1,238,870
                                                                               -----------                      ----------

       Gross profit                                                              4,425,831                       1,091,754
                                                                               -----------                      ----------

 Operating expenses:
        Salaries                                                                 2,154,437                         511,490
        Professional fees                                                          359,847                         340,053
        Depreciation and amortization                                               91,927                          35,584
        Amortization of goodwill                                                   666,910                         294,634
        Marketing                                                                  198,832                          52,476
        Rent                                                                       434,185                          96,698
        Interest                                                                   549,075                         252,631
        Other                                                                    1,126,227                         354,303
                                                                               -----------                      ----------
 Total operating expenses                                                        5,581,440                       1,937,869
                                                                               -----------                      ----------

       Operating loss                                                           (1,155,609)                       (846,115)

 Other income                                                                    6,900,945                          30,113
                                                                               -----------                      ----------

 Income (loss) before income tax expense                                         5,745,336                        (816,002)

 Income tax expense                                                                768,367                          27,360
                                                                               -----------                      ----------

 Net income (loss) from continuing operations                                    4,976,969                        (843,362)

 Income from operations of discontinued division                                   113,310                         334,494

 Loss on disposal of division                                                   (2,389,649)                              -
                                                                               -----------                      ----------

 Net income (loss)                                                               2,700,630                        (508,868)

 Preferred stock dividends                                                        (121,983)                       (102,270)
                                                                               -----------                      ----------

 Net income (loss) attributable to common stockholders                           2,578,647                        (611,138)
                                                                               ===========                      ==========


 Income (loss) per share from continuing operations                            $      0.85                      $    (0.23)
                                                                               ===========                      ==========

 Income (loss) per share from discontinued operations                          $     (0.40)                     $     0.08
                                                                               ===========                      ==========

 Income (loss) per share-basic and diluted                                     $      0.45                      $    (0.15)
                                                                               ===========                      ==========

 Weighted average number of shares outstanding                                   5,727,902                       4,207,000
                                                                               ===========                      ==========

                See Notes to Consolidated Financial Statements

                 ENVIRO-CLEAN OF AMERICA, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.   GENERAL:

     The accompanying financial statements, footnotes and discussions should be read in conjunction with the financial statements, related footnotes and discussions contained in the Company's Annual Report and Quarterly Report filed with Form 10-KSB for the year ended December 31, 1999. The financial information contained herein is unaudited. In the opinion of management, all adjustments necessary for a fair presentation of such financial information have been included. All adjustments are of a normal recurring nature.

     The results of operations for the nine months ended September 30, 2000 and 1999, are not necessarily indicative of the results to be expected for the full year.

2.   PRINCIPAL BUSINESS ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     The accompanying consolidated financial statements include the accounts of Enviro-Clean of America, Inc and its Subsidiaries (collectively the "Company"). All significant intercompany balances and transactions have been eliminated in consolidation.

     The principal business activity of the Company is manufacturing and the wholesale distribution of sanitary maintenance supplies and paper products. The Company also provided buying services and group discounts to wholesale distributors of sanitary maintenance supplies, paper goods and related products.

     The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents.

     Property and equipment are recorded at cost. Depreciation is provided for by the straight-line method over the estimated useful lives of the property and equipment.

     Inventories consisting of raw materials, work in process and finished goods are valued at the lower of cost or market. Cost is determined using the first-in, first-out method.

     The preparation of financial statements in accordance with generally accepted accounting principles requires the use of estimates by management. Actual results could differ from these estimates.

     At each balance sheet date, the Company evaluates the period of amortization of intangible assets. The factors used in evaluating the period of amortization include: (i) current operating results, (ii) projected future operating results, and (iii)any other material factors that effect the continuity of the business.

     Preferred stock dividends in arrears, which represent dividends declared, but unpaid at September 30, 2000 totals $1,312. Preferred stock dividends declared for nine months totals $121,983. As of October 1, 2000, all dividends declared through September 30, 2000 have been paid in full.

     Earnings per share ("EPS") is computed by dividing net income or loss by the weighted-average number of common shares outstanding for the year. Both basic and diluted net income per share are the same because the effect of the Company's outstanding warrants and options is anti-dilutive.

     Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

3.   INVESTMENT IN AFFILIATE

     The Company and Messrs. Kandel, Davis and Etra have invested in b2bstores.com,Inc., a California based company which designs Internet-based electronic commerce programs. b2bstores.com, Inc. has assisted the Company to develop the Company's eCommerce website. The Company has entered into an agreement with b2bstores.com, Inc. in which b2bstores.com, Inc. will host five on-line stores at their website and the Company will receive 2-5% of the top line revenues on each product sold at such stores. Mr. Kandel, the Chairman and Chief Executive Officer of the Company, serves as Chairman of the Board of b2bstores.com, Inc. During the 9 months ended September 30, 2000, the Company was repaid working capital loans to b2bstores.com, Inc. totaling $1,399,836 plus interest equal to 8% per annum.

     During March 2000, the Company sold one half of its investment, 1,000,000 shares of b2bstores.com, Inc., netting $6,750,000 in proceeds through a private sale to ZERO.NET, Inc.

     During the quarter ended March 31, 2000, the Company and the sellers of June Supply, adjusted the purchase price of June by $300,000. As a result, both the notes payable to the sellers and the corresponding goodwill were reduced by $300,000 during the quarter.

4.   SALE OF ASSETS

     Effective September 30, 2000, the Company sold the assets of it's buying group subsidiary, Nissco/Sunline, Inc. for a total of $100,000. As a result, a net loss on the sale of $2,389,649 is included in the financial statements for the nine months ended September 30, 2000.

5.   STOCKHOLDERS' EQUITY

     In January 2000, the Company began a new private placement of a maximum of 137,500 Units at $8.00 per unit, each consisting of two shares of Common Stock and one common stock purchase warrant. The warrants have an exercise price of $4.25 and are exercisable for a three year period which began upon issuance. On February 29, 2000, the Company sold an aggregate of 122,500 units to approximately 18 accredited investors for aggregate proceeds to the Company of $980,000. The Company closed the private placement on February 29, 2000. The Company will use the proceeds from this offering to continue its acquisitions program as well as for working capital purposes.

     In June 2000, the Company began a program to convert it's subordinated notes payable. Under the program, the notes could be converted into common shares. As of June 30, 2000, a total of $1,362,000 of debt was converted into 453,987 common shares and $39 cash in lieu of fractional shares.

     In June 2000, the Company issued 281,500 shares of common stock for an aggregate price of $844,500.

     Effective August 15, 2000, Thomas Haines, head of Nissco/Sunline, Inc, a wholly owned Subsidiary, retired. At that time the Company redeemed his 500,000 shares of stock in the Company for a total of $1,000,000.

6.   PREFERRED STOCK

     On March 16, 2000, the Company redeemed all of its outstanding shares of Series D Preferred Stock for a total of $1,600,000 plus unpaid accrued dividends of $29,071.04.

     During March, 2000, the Company began a program to convert all of its Series B Cumulative Convertible Preferred Stock. Under the program, the stockholders could either convert their shares plus accrued dividends into common shares or redeem them for cash. On April 1, 2000, a total of $480,000 was redeemed for cash and the balance of $2,079,000 was converted into 426,195 common shares.

     On April 1, 2000, with Board approval, all of the outstanding shares of the Series A Preferred Stock, were redeemed for a total of $2,500,000, plus unpaid accrued dividends of $25,000.

7.   SUBSEQUENT EVENTS

     In October 2000, the Company began a new private placement of a minimum of 320,000 and a maximum of 2,000,000 shares of Common Stock at $1.25 per share. The Company intends to close the private placement during February 2001. The stock will be restricted securities as defined under Rule 144 promulgated by the Commission under the Securities Act (Rule 144). Accordingly, purchasers of the Common Stock may only resell or otherwise transfer the Common Stock, or any dividend thereon pursuant to an effective registration statement, or an exemption from registration, including a sale in compliance with Rule 144 which, among other restrictions, imposes a holding period of at least one year before public resales of securities may be made. The Company will use the proceeds from this offering for working capital purposes.

(c)  Exhibits

     The following is a list of exhibits filed as part of this Form 8-K.

Exhibit Number    Description of Document

2.1 Asset Purchase Agreement between ebuyxpress.com L.L.C., NISSCO/Sunline, Inc. and Enviro-Clean of America, Inc., dated September 29, 2000.*



* Previously filed as an exhibit to Form 8-K, filed on behalf of the Company with the Securities and Exchange Commission on October 13, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ENVIRO-CLEAN OF AMERICA, INC.


Date:  December 11, 2000                     By:   /s/ Randall Davis
                                                   -----------------
                                             Name:  Randall K. Davis
                                             Title: President